                                                                       EXHIBIT 4


    COMMON                                                        COMMON
    NUMBER                                                        SHARES


                          THE A CONSULTING TEAM, INC.

   INCORPORATED UNDER THE LAWS OF
       THE STATE OF NEW YORK                 SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP


               This Certifies that





               is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF
                          The A Consulting Team, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent) to all of which the holder of this Certificate by acceptance hereof assents.
  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal and the signatures of its duly           authorized
officers.                                                    S E A L

   Dated
            ______________________               _____________________


            ______________________               _____________________

            ______________________               _____________________
                         SECRETARY                           PRESIDENT




Countersigned and Registered:


                                                ----------------------------
                                                TRANSFER AGENT AND REGISTRAR
BY

                                                        AUTHORIZED SIGNATURE

                          THE A CONSULTING TEAM, INC.

     The A Consulting Team, Inc. (the "Corporation") shall furnish on request and without charge a full statement of any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, and, in the case of preferred stock or a special class in a series, the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Directors to set the relative rights and preferences of a subsequent series.

     ---------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ______________________ Custodian _________________________
     TEN ENT -- as tenants by the entireties                                  (Cust)                             (Minor)
      JT TEN -- as joint tenants with the
                right of survivorship and not                         under Uniform Gifts to Minors Act
                as tenants in common
                                                                      __________________________________________________________
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

 For Value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________
|                     |
|_____________________|________________________________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ Shares
of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________________________
___________________________________________________________________ Attorney to
transfer the said Shares on the books of the Corporation with full power of substitution.

Dated _______________________________

                                 [_] __________________________________________

                                 [_] __________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:         ______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                 CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                 SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                 PURSUANT TO S.E.C. RULE 17Ad-15.


                         __________ Bank Note Company
_______________________________________________________________________________

Phone approval securities returning a signed copy of the final approved proof for our records.

                         Proof Prepared On Above Date
                                Proof Approved:


By ____________________________________________________________________________

Date __________________________________________________________________________

_______________________________________________________________________________